UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2026

AppTech Payments Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39158	65-0847995
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5876 Owens Ave, Suite 100

Carlsbad, California 92008

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (760) 707-5959

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.001 per share	APCX	OTCQB
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $4.15	APCXW	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2026, the Board of Directors (the “Board”) of AppTech Payments Corp. (the “Company”) discussed and approved certain executive leadership and governance matters, including the designation of Albert L. Lord as Executive Chairman of the Company. In connection with such designation, Mr. Lord will no longer be considered an independent director under applicable corporate governance standards and will step down from the Compensation Committee.

In connection with such actions, the Board ratified employment arrangements for Thomas DeRosa, the Company’s Chief Executive Officer, and Anthony Shall, the Company’s Chief Operating Officer. The Company previously employed Mr. DeRosa and Mr. Shall in their respective executive officer roles, and the arrangements formalize certain terms of their continuing employment with the Company.

Effective May 4, 2026, the Company entered into an employment arrangement with Mr. DeRosa pursuant to which he will continue to serve as Chief Executive Officer of the Company. The arrangement contemplates an annual base salary of $384,000 and eligibility for discretionary bonus compensation and participation in the Company’s equity incentive and employee benefit plans.

Effective May 4, 2026, the Company entered into an employment arrangement with Mr. Shall pursuant to which he will continue to serve as Chief Operating Officer of the Company. The arrangement contemplates an annual base salary of $240,000 and eligibility for discretionary bonus compensation and participation in the Company’s equity incentive and employee benefit plans.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPTECH PAYMENTS CORP.

Date: May 8, 2026	By:	/s/ Thomas DeRosa
Thomas DeRosa
Chief Executive Officer

3